Exhibit 99.1

Merrill Lynch Banking and Financial Services Conference November 2004 L. Phillip Humann Chairman, President and CEO

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. ("SunTrust") and National Commerce Financial Corporation ("NCF"), including future financial and operating results, SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's and NCF's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause SunTrust's and NCF's results to differ materially from those described in the forward- looking statements can be found in the 2003 Annual Reports on Form 10-K of SunTrust and NCF, and in the Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements. This presentation could include some non-GAAP measures to describe SunTrust's performance. The reconciliation of those measures to GAAP measures can be found in SunTrust's earnings press release, on SunTrust's website in the press release section of the Investor Relations pages and in the appendix of this presentation.

TRANSLATING POTENTIAL INTO PERFORMANCE POTENTIAL High growth geographic footprint Optimal business mix and operating model Fortress balance sheet Investments for the future PERFORMANCE Revenue momentum and bottom line results Net interest income and fee income growth Industry-leading credit quality Strong LOB & sales results 2

PERFORMANCE PERSPECTIVE Pre 2000 2001 - 2003 2004 & beyond Double digit EPS growth Strong economy in the Southeast Solid equity markets Performance reflected recession and industry pressures Higher credit quality costs, margin compression Maintained investment in revenue generation capacity Economic rebound and rising rates spark improved performance NCF merger enhances geographic reach, retail capabilities 3

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 EPS 0.84 0.93 1.09 1.19 1.31 1.38 1.45 1.64 1.89 2.32 2.56 2.87 3.13 3.04 4.13 4.3 4.72 4.66 4.73 1.18 1.21 1.28 1.36 1.3 0.37 0.1 0.09 0.07 0.14 EPS (1) EPS as originally reported and adjusted for stock splits. There are no adjustments for merger pooling. $ EPS GROWTH: BACK ON TRACK GAAP EPS Reduction in EPS due to Merger-related charges CAGR = 10.1% CAGR = 3.2% CAGR = 11.4% Growth = 10.2% 4

CORE REVENUE GROWTH PER SHARE IMPROVING VERSUS PEERS (1) $ * Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon STI = 7% Growth (2) Peers = 9% Growth STI = 10% Growth (2) Peers = 3% Growth 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 SunTrust 4.62 4.69 4.78 4.89 4.93 5.11 5.15 5.36 5.44 Peers* 2.74 2.83 2.9 2.94 2.98 3.06 3.09 3.06 3.07 Core revenue per share is calculated by adding fee income per share to net interest income per share. It excludes securities gains and losses and is fully taxable equivalent Total Revenue Growth for SunTrust was 7% 3Q 04 over 3Q 03 and 4% for 3Q 03 over 3Q 02 Source: SNL 5

3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 SunTrust 1.76 1.73 1.81 2.01 1.93 2 2.09 2.23 2.28 Peers* 1.22 1.27 1.36 1.38 1.43 1.51 1.54 1.51 1.47 FEE INCOME GROWTH PER SHARE IMPROVING VERSUS PEERS(1)(2) For more data on fee income, please refer to the appendix of this presentation (2) Fee Income excludes securities gains and losses $ Highlights 3Q2004: 3Q2003 3Q04:2Q04 (Annualized) Total Wealth Management Trust and investment mgmt Service Charges 17% 27% 16 7 6 6 STI = 10% Growth Peers = 17% Growth STI = 18% Growth Peers = 3% Growth Source: SNL 6 * Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon

3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 SunTrust 2.86 2.96 2.97 2.88 3 3.11 3.06 3.13 3.16 Peers* 1.52 1.56 1.54 1.56 1.54 1.55 1.55 1.55 1.6 NET INTEREST INCOME PER SHARE REMAINS BETTER THAN PEERS (1) * Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon $ Net Interest Income is fully taxable equivalent STI = 5% Growth Peers = 1% Growth STI = 5% Growth Peers = 4% Growth Source: SNL 7

NET INTEREST MARGIN TRENDS 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 0.0356 0.0356 0.0351 0.0348 0.0338 0.0326 0.0321 0.0305 0.0298 0.0309 0.0313 0.0313 0.0311 8

3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 Deposits 70852 70313 70361 73166 74122 Loans 77733 79370 79905 80936 83753 LOAN AND DEPOSIT GROWTH (1)(2) For more data on deposits and loans, please refer to the appendix of this presentation ($ in millions) Highlights 3Q2004: 3Q2003 3Q04:2Q04 (Annualized) Low cost deposits (2) Total Loans Mortgage loans Real Estate Equity 10% 5% 30 39 33 30 11* 14 * Adjusted for consolidation of Three Pillars $ (2) Deposits = Consumer and Commercial Deposits, Low Cost Deposits = Demand Deposits + NOW + Savings 10

INDUSTRY LEADING CREDIT QUALITY (1) NPAs/(Loans+OREO) NCOs/Average Loans Peers* SunTrust 11 (1) For more data on credit quality, please refer to the appendix of this presentation * Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon Source: SNL

FOCUS ON EFFICIENCY 1998 1999 2000 2001 2002 2003 Nine Months Ended 9/30/04 Stated Efficiency Ratio 62.02 60.35 57.47 56.12 57.99 59.99 61.23 Core Efficiency Ratio Reflected Revenue Slowdown Expense Growth Revenue Growth 7 4% 9 (3) 9 6 2 1% 4 7 2 6 2004 YTD* 1999 2000 2001 2002 2003 Year over Year Growth Trends Core Revenue Growth 7% flat 6 3 4 10 12 * As of 9/30/04

LOB INITIATIVES - RETAIL Long Term Growth Rate Target: 8 - 10% 13

LOB INITIATIVES - COMMERCIAL Long Term Growth Rate Target: 8 - 10% 14

LOB INITIATIVES - CORPORATE AND INVESTMENT BANKING Long Term Growth Rate Target: 9 - 11% 15

LOB INITIATIVES - PRIVATE CLIENT SERVICES Long Term Growth Rate Target: 12 - 14% 16

LOB INITIATIVES - MORTGAGE Long Term Growth Rate Target: 8 - 10% 17

LONG TERM GROWTH INITIATIVES RECAP Business Line Long Term Growth Rate Target Retail Commercial Corporate and Investment Banking Private Client Services Mortgage 8 -10% 8 -10% 9 -11% 12 -14% 8-10% SunTrust 8 -10% 18

SALES FOCUS PAYING OFF Retail Branch Banking new deposit sales up 15% Commercial New business deposits up 49% Private Client Services Trust new business for AMA up 42% Mortgage Mortgage purchase closing volume ($s) up 2% Corp and Investment Banking Total Treasury Management Deals (#s) up 5% SunTrust Online New deposit accounts (#s) up 9% Increases are 3Q 04 over 2Q 04 19

NCF MERGER Financial scale $25+bn market cap $148bn assets $97bn deposits 1,723 full-service offices in 11 states plus D.C. #3 in market share in Southeast Top 5 rank in 20 of 25 largest high growth markets in Southeast Adds meaningful presence in some of the highest growth North Carolina and South Carolina markets Solidifies positions in Virginia and Tennessee 2003-2008 Projected Weighted Average Population Growth Population Growth Population Growth Population Growth Makes Best Footprint Better 20

INTEGRATION TIMELINE

3Q04	4Q04	1Q05	2Q05	3Q05
Regulatory Approval (8/04-9/04)	Legal Closing (10/1/04)	Sequence Conversions Begin →		
Change control process installed (9/04)	Divestiture of deposits of $65 million and 3 branches (12/10/04)	▪ Payroll ▪ General Ledger ▪ Brokerage ▪ Benefits ▪ Consumer Lending origination	▪ Core NBC, CCB and NBC, FSB ▪ Mortgage	▪ Trust
Shareholder Approval (9/15/04)	Migration to common pricing begins		61 Branch closures/ consolidations	
Customer and employee impacts cataloged	Mitigation plans developed for all customer and employee impacts		Data center consolidation	
Leadership positions identified	Procurement rollout			
Added 5 new banking regions (Memphis, South Carolina, Triad, Triangle, Mecklenburg)	Network connectivity and infrastructure			
Rollout of NCF Consumer and Small Business checking product to SunTrust legacy footprint				

SunTrust

TRANSLATING POTENTIAL INTO PERFORMANCE Strong Earnings Momentum Positive Outlook 22

APPENDIX 23

EARNINGS MOMENTUM Earnings growth accelerating Net Income Earnings per Share Return on Avg. Assets Return on Avg. Assets less net realized and unrealized gains on securities portfolio (1) Return on Avg. Equity Return on Avg. Realized Equity (1) 3Q 2004 3Q 2003 Change $368.8 1.30 1.15 1.21 14.68 17.45 $331.6 1.18 1.04 0.99 14.24 16.02 11% 10% 11 b.p. 22 b.p. 44 b.p. 143 b.p. SunTrust presents a return on average realized shareholders' equity, as well as a return on average assets less net unrealized securities gains. These two ratios reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. SunTrust believes that the return on assets less the net unrealized securities gains is more indicative of the Company's return on assets because it fully reflects the return on assets that are related to the Company's core businesses, which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. See the reconciliations slides in the appendix. Annualized. 2Q 2004 Sequential Change 3Q04 : 3Q03 3Q04 : 2Q04 (18)% (18)% (7) b.p. (6) b.p. (57) b.p. (136) b.p. $386.6 1.36 1.22 1.27 15.25 18.81 (2) (2) 24

FEE INCOME GROWTH Fee income growth momentum continuing Trust and Investment Mgmt. Retail Investment Deposit Charges Corp & Invst. Banking Credit Card Fees Other Charges & Fees Other Non-Interest Income Total Fees(1) ($ in millions) $150 44 171 69 35 92 85 646 $140 50 169 85 38 95 55 632 17% 14% 6% (7)% 17% 7% 243% 9% $128 39 162 74 29 86 25 543 27% (46)% 6% (76)% (32)% (10)% 216% 3% 3Q 2003 3Q 2004 3Q2004: 3Q2003 2Q 2004 3Q04:2Q04 (Annualized) Fees without Securities' net gains. 25

LOAN GROWTH Commercial RE Commercial RE Construction Mortgages Credit Card Direct RE Equity Indirect Nonaccrual Total Loans 2Q 2004 3Q 2003 Change ($ in millions) (6)% 2% 12% 30% 20% flat 30% 7% (39)% 8% $27,630.5 9,441.9 4,727.8 20,722.7 158.0 3,666.8 8,238.6 8,882.9 284.0 83,753.2 $27,510.8 9,426.0 4,558.9 18,870.1 151.0 3,576.9 7,619.1 8,938.3 285.3 80,936.4 3Q 2004 $29,501.8 9,228.1 4,223.2 15,924.4 132.1 3,655.7 6,341.3 8,264.5 462.1 77,733.2 3Q 2004: 3Q 2003 3Q 2004: 2Q 2004 Sequential Annualized Change 2%/flat 1% 15% 39% 19% 10% 33% (3)% (2)% 14%/11% Driven by targeted sales initiatives (1) Higher growth rate adjusted for consolidation of Three Pillars (1) (1) 26

CUSTOMER DEPOSIT GROWTH DDA NOW MMA SAV CDs Total (1) Total low cost deposits(2) 2Q 2004 3Q 2003 Change ($ in millions) 8% 10% flat 18% (5)% 5% 10% $20,490.2 12,999.5 22,434.4 7,424.7 10,773.0 74,121.8 40,914.4 $18,946.8 11,792.8 22,452.7 6,315.7 11,343.5 70,851.5 37,055.3 Average quarterly Consumer and Commercial Deposits (excludes Broker & Foreign Deposits) Total of DDA, NOW, Savings 3Q 2004 $20,591.6 12,811.6 22,367.4 6,990.9 10,404.6 73,166.1 40,394.1 3Q 2004: 3Q 2003 Targeted Product and Sales Initiatives 3Q 2004: 2Q 2004 Sequential Annualized Change (2)% 6% 1% 25% 14% 5% 5% 27

STRONG CREDIT QUALITY Net Charge-offs Net Charge-offs to Avg. Loans NPAs NPAs to Loans/OREO/Other repo Allowance for loan losses Allowance to Non- performing loans Allowance to Charge- offs (Years Coverage) 2Q2004 3Q2004 1Q2004 $58,787 0.30% $331,912 0.42% $936,972 309.7% 4.0 $37,556 0.19% $324,420 0.39% $902,243 299.7% 6.0 $79,265 0.40% $463,805 0.59% $941,423 217.6% 3.0 $51,043 0.24% $304,216 0.36% $892,974 315.7% 4.4 3Q2003 $69,787 0.35% $378,097 0.47% $941,922 268.1% 3.4 4Q2003 Improving Trends ($ in thousands) 28

RECONCILIATIONS APPENDIX Average loans - reported Impact of Three Pillars Average loans excluding Three Pillars Average commercial loans - reported Impact of Three Pillars Average commercial loans excluding Three Pillars Return on average total assets Impact of excluding net unrealized securities gains Return on average total assets less net realized and unrealized gains on securities Return on average equity Impact of excluding net unrealized securities gains Return on average realized equity $77,733 (1,975) $75,758 $29,502 (1,975) $27,527 1.22% 0.05 1.27% 15.25% 3.56 18.81% 3Q 04 7.7% 10.6% (6.3)% 0.4% 1.04% (0.05) 0.99% 14.24% 1.78 16.02% $83,753 - $ 83,753 $27,631 - $27,631 1.15% 0.06 1.21% 14.68% 2.77 17.45% 3Q 03 Change 3Q 04 vs 3Q 03 (Dollars in millions) 3Q 04 2Q 04 3Q 03 29

RECONCILIATIONS APPENDIX Fee Income excluding securities gains and losses Net Interest Income-FTE Core Revenue* Common Shares Outstanding Core Revenue Per Share Fee Income Securities losses/(gains) Fee Income excluding securities gains and losses Net Interest Income FTE adjustment Net Interest Income-FTE Total Revenue Securities losses/(gains) Core Revenue* (Dollars and shares in thousands except per share amounts) (1) Multiply by 4 to calculate sequential annualized growth or reductions 3Q 04 4Q 02 4Q 03 3Q 02 1Q 04 3Q 03 2Q 03 1Q 03 $645,885 893,695 1,539,580 283,001 5.44 627,692 18,193 645,885 876,874 16,821 893,695 1,521,387 18,193 1,539,580 $503,070 815,127 1,318,197 285,043 4.62 548,883 (45,813) 503,070 805,114 10,013 815,127 1,364,010 (45,813) 1,318,197 $543,380 844,388 1,387,768 281,410 4.93 574,478 (31,098) 543,380 832,800 11,588 844,388 1,418,866 (31,098) 1,387,768 $488,177 837,341 1,325,518 282,505 4.69 527,724 (39,547) 488,177 827,101 10,240 837,341 1,365,065 (39,547) 1,325,518 $505,620 833,013 1,338,633 280,024 4.78 547,659 (42,039) 505,620 822,470 10,543 833,013 1,380,672 (42,039) 1,338,633 $565,554 810,415 1,375,969 281,393 4.89 596,792 (31,238) 565,554 799,513 10,902 810,415 1,407,207 (31,238) 1,375,969 $564,571 877,501 1,442,072 281,923 5.11 584,072 (19,501) 564,571 865,520 11,981 877,501 1,461,573 (19,501) 1,442,072 $590,159 863,904 1,454,063 282,332 5.15 595,086 (4,927) 590,159 851,648 12,256 863,904 1,458,990 (4,927) 1,454,063 2Q 04 $631,713 885,066 1,516,779 282,727 5.36 622,665 9,048 631,713 872,429 12,637 885,066 1,507,731 9,048 1,516,779 * Also known as total revenue excluding securities gains and losses 30

RECONCILIATIONS APPENDIX Fee Income Securities losses/(gains) Net Interest Income FTE Adjustment Core Revenue* Total Revenue Securities losses/(gains) Core Revenue* (Dollars in millions) (1) Multiply by 4 to calculate sequential annualized growth or reductions 1998 2000 1999 2003 2002 2001 $1,653.9 (8.2) 2,929.1 44.4 4,619.2 4,627.4 (8.2) 4,619.2 $1,625.9 109.1 3,145.5 42.5 4,923.0 4,813.9 109.1 4,923.0 $2,303.0 (123.9) 3,320.3 45.0 5,544.4 5,668.3 (123.9) 5,544.4 $1,773.6 (6.6) 3,108.5 39.9 4,915.4 4,922.0 (6.6) 4,915.4 $2,051.9 (153.1) 3,252.6 40.8 5,192.2 5,345.3 (153.1) 5,192.2 $2,268.8 (204.5) 3,243.7 39.5 5,347.5 5,552.0 (204.5) 5,347.5 * Also known as total revenue excluding securities gains and losses 31

Merrill Lynch Banking and Financial Services Conference November 2004 L. Phillip Humann Chairman, President and CEO